SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  For  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement [ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         AMERICAN PUBLIC HOLDINGS, INC.
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:


        (2) Aggregate number of securities to which transaction applies:


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:


        (5) Total fee paid:

[ ] Fee paid previously wiuh preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:


        (2) Form, Schedule or Registration Statement no.:


        (3) Filing Party:


        (4) Date Filed:

                         AMERICAN PUBLIC HPLDINGS, INC.







          ============================================================

                                 Notice of 1999
                                 Annual Meeting

                                       and

                                 Proxy Statement

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


NOTICE OF ANNUAL STOCKHOLDERS' MEETING.........................................1

ELECTION OF DIRECTORS..........................................................2

INFORMATION RELATING TO DIRECTORS,
NOMINEES AND EXECUTIVE OFFICERS................................................3
         Board Meetings and Committees.........................................3
         Stock Ownership of Principal Stockholder..............................3
         Stock Ownership of Directors and Officers.............................4
         Section 16(a) Beneficial Ownership Reporting Compliance...............4
         Executive Compensation................................................5
         Director Compensation.................................................5
         Report of the Board of Directors on Executive Compensation............5
         Stockholder Return Performance Presentation...........................6

INDEPENDENT PUBLIC ACCOUNTANTS.................................................7

OTHER MATTERS..................................................................7
         Voting of Proxies.....................................................7
         Voting Securities and Record Date.....................................7
         Vote Required for Approval ...........................................7
         Solicitation of Proxies  .............................................7
         Annual Report.........................................................7
         Stockholder Proposals for the 2000 Annual Meeting.....................7

                         AMERICAN PUBLIC HOLDINGS, INC.
                               2305 LAKELAND DRIVE
                           JACKSON, MISSISSIPPI 39208



                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                          TO BE HELD ON APRIL 27, 1999


TO THE STOCKHOLDERS OF
AMERICAN PUBLIC HOLDINGS, INC.:

          NOTICE IS HEREBY GIVEN that, pursuant to call of its directors and in compliance with its Bylaws, the regular annual meeting of stockholders of AMERICAN PUBLIC HOLDINGS, INC. will be held at 2305 Lakeland Drive, Jackson, Mississippi, on Tuesday, April 27, 1999, at 9:00 a.m., local time, for the purpose of considering and voting upon the following matters:

          1. Election of the seven (7) persons listed in the Proxy Statement dated April 6, 1999, accompanying this notice as directors of American Public Holdings, Inc.

           2. Whatever other matters may be brought before the meeting or any adjournment(s) thereof. Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting.

          Only those stockholders of record at the close of business on March 22, 1999, shall be entitled to notice of and to vote at this meeting. We urge you to sign and return the enclosed Proxy as soon as possible, whether or not you plan to attend the meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS




                                          Jerry C. Stovall
                                          President and Chief Executive Officer

Dated and Mailed at
Jackson, Mississippi
on or about April 6, 1999

Enclosures:        1.  Proxy
                   2.  Business Reply Envelope
                   3.  Annual Report

                                 PROXY STATEMENT
                         American Public Holdings, Inc.
                                  April 6, 1999


         This Proxy Statement is furnished to stockholders of American Public Holdings, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, April 27, 1999, at 9:00 a.m., local time. Distribution of this Proxy Statement and form of proxy is scheduled to begin on or about April 6, 1999.

         Shares of Common Stock represented by properly executed proxies, unless previously revoked, will be voted at the meeting in accordance with the instructions thereon. If no direction is indicated, such shares will be voted FOR each nominee and at the discretion of the persons named in the relevant proxy in connection with any other business that may properly come before the meeting. A proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A proxy shall be suspended if the stockholder is present and elects to vote in person.

                              ELECTION OF DIRECTORS

         At the 1999 Annual Meeting, seven (7) directors will be elected to hold office until the 2000 Annual Meeting and until their successors have been elected and have qualified. The nominees listed below are all currently serving as directors of the Company. The Board knows of no reason why any nominee may be unable to serve as director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may recommend.

         Warren I. Hammett. Age 72. Mr. Hammett has been involved in the operation and ownership of family farming operations for more than five years. He has served as a director of American Public Life Insurance Company ("American Public Life"), the Company's subsidiary, since 1979 and of the Company since its organization in December, 1995.

         F. Harrell Josey, D.V.M. Age 74. Dr. Josey has been a veterinarian and the director of Josey Animal Medical Center, Inc. for more than five years. He has served as a director of American Public Life since 1974 and of the Company since its organization in December, 1995.

         Frank K. Junkin, Jr. Age 48. Mr. Junkin has been Senior Vice President, Marketing of American Public Life for more than five years. He has served as a director of American Public Life since 1987 and of the Company since its organization in December, 1995.

         David A. New, Sr. Age 71. Mr. New has been Chairman and Director of David New Operating Company, David New Oil Company and David New Drilling Company for more than five years. These companies are engaged in oil and gas drilling and exploration. He has served as director of American Public Life since 1979 and Chairman of the Board for more than five years and as Chairman of the Board of the Company since its organization in December, 1995.

         David A. New, Jr. Age 42. Mr. New has been Director and President of David New Operating Company, David New Oil Company and David New Drilling Company and Director of W.T. Drilling Company for more than five years. These companies are engaged in oil and gas drilling and exploration. David A. New, Jr. is the son of David A. New, Sr. He has served as a director of American Public Life since 1983 and of the Company since its organization in December, 1995.

         Jerry C. Stovall. Age 62. Mr. Stovall was elected President and Chief Executive Officer of the Company and American Public Life effective September 2, 1997. Mr. Stovall was Executive Vice President of American Public Life from October, 1996 through August, 1997. Until May, 1995, when he retired, Mr. Stovall was President of Lamar Life Insurance Company.

         Paul H. Watson, Jr. Age 60. Mr. Watson has been President of Farmers Tractor Company, Inc., a farm equipment dealer, for more than five years. Mr. Watson serves as Director of Trustmark Corp., Jackson, Mississippi. He has served as a director of American Public Life since 1979 and of the Company since its organization in December, 1995. Mr. Watson serves as Vice Chairman of the Board of Directors of American Public Life.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES.

                       INFORMATION RELATING TO DIRECTORS,
                         NOMINEES AND EXECUTIVE OFFICERS

Board Meetings and Committees

         The Company had one Board meeting in 1998. No director attended less than seventy-five percent (75%) of the Board meetings held in 1998. The Board of Directors of the Company does not have an audit, compensation or nominating committee.

Stock Ownership of Principal Stockholder

         The following table sets forth information as to persons beneficially owning more than five percent (5%) of the Company's Common Stock.

                                      Amount and Nature           Percentage of
                                          of Beneficial             Outstanding
Name                                          Ownership            Common Stock

New Family and                            656,040(1)(2)                  59.68%
Affiliated Interests
P. O. Box 1487
Natchez, MS 39121







--------
(1) Mr. New, Sr. and Mr. New, Jr. share voting and investment power with respect to 29,400 shares held by David New Operating Company and 299,376 shares held by David New Drilling Company. Mr. New, Sr. and his spouse share voting and investment power with respect to 291,207 shares held by New Partners, L.P.

(2) Mr. New, Jr. owns 36,057 shares directly.

Stock Ownership of Directoss and Officers

         The following table sets forth information as of Mardh 15, 1999, as to the number of shares of Company Common Stock beneficially owned by each of the nominees for director, including the Company's CEO, and by the Company's directors and executive officers as a group.

                                        Amount and Nature         Percentage of
                                           of Beneficial            Outstanding
Name                                        Ownership              Common Stock

Warren I. Hammett                             30,009                   2.73%
F. Harrell Josey, D.V.M.                      24,423                   2.22%
Frank K. Junkin, Jr.                          29,862                   2.72%
David A. New, Sr.                            619,983(1)               56.40%
David A. New, Jr.                            364,833(1)(2)            33.19%
Jerry C. Stovall                                   0                   0.00%
Paul H. Watson, Jr.                           20,376                   1.85%

15 Directors and Executive
Officers as a Group                          760,920                  69.22%


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent (10%) of Company Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Reporting Persons are required by Securities and Exchange Commission Regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998 all Section 16(a) filing requirements applicable to the Company's Reporting Persons were complied with.






--------
(1) Mr. New, Sr. and Mr. New, Jr. share voting and investment power with respect to 29,400 shares held by David New Operating Company and 299,376 shares held by David New Drilling Company. Mr. New, Sr. and his spouse share voting and investment power with respect to 291,207 shares held by New Partners, L.P.

(2) Mr. New, Jr. owns 36,057 shares directly.

Executive Compensation

         The following table sets forth the total compensation paid by the Company for the last fiscal year to each person who served as CEO of the Company and the executive officers, other than Mr. Stovall, who had total compensation in excess of $100,000 in 1:98.


SUMMARY COMPENSATION TABLE


                                                                                     LONG-TERM
                                      ANNUAL COMPENSATION                           COMPENSATION
                         --------------------------------------------  --------------------------------------
                                                                                   AWARDS            PAYOUTS
                                                                       ------------------------     ---------
                                                             OTHER        RESTRICTED   SECURITIES
      NAME &                                                 ANNUAL          STOCK     UNDERLYING     LTIP           ALL OTHER
PRINCIPAL POSITION       YEAR   SALARY($)(1)  BONUS ($)  COMPENSATION($)  AWARD(S)($)  OPTIONS(#)   PAYOUTS($)  COMPENSATION ($)(2)
-----------------------  -----  ------------  ---------  ---------------  -----------  -----------  ----------  --------------------

Jerry C. Stovall         1998    147,500(1)     28,359         0               0            0           0               0
  President & Chief      1997    103,325(1)          0         0               0            0           0               0
   Executive Officer     1996     20,000(2)          0         0               0            0           0               0
   of the Company and
   American Public Life

Frank Junkin, Jr.        1998    101,461(1)     30,656         0               0            0           0               0
  Vice Chairman and      1997     79,203(1)          0         0               0            0           0               0
  Secretary              1996     78,788(1)          0         0               0            0           0               0


---------------
(1) Includes directors' fees.
(2) Mr. Stovall joined the Company on October 1, 1996.

         The Company has agreed to pay Mr. Stovall $135,000 a year in salary, plus an automobile allowance of $500 per month and standard benefits until March 1, 2002, even if Mr. Stovall resigns or is terminated.

Director Compensation

         All directors of American Public Life received $750 for each monthly meeting attended in 1998. This fee has been increased to $1,500 for each monthly meeting attended in 1999. No additional compensation is paid for attendance at the Company's Board meetings.

Report of the Board of Directors on Executive Compensation

         The Board of Directors of the Company approves the compensation of the CEO and of the executive officers. Mr. Stovall was appointed as President and CEO in September, 1997. The amount of his compensation resulted from negotiations between the Board of Directors and Mr. Stovall. Mr. Stovall's compensation was based on the need to employ a successor to Johnny Williamson who was retiring and was not based on the Company's performance or similar factors.

         The compensation of the other executive officers is approved by the Board of Directors after considering the recommendation of the President. In making his recommendations, the President considers compensation levels for executives in similar positions in the Jackson, Mississippi area, as well as the compensation levels for executives in the insurance industry in the Southeast. Although in recommending increases in compensation the President considers job performance, no formal system or set of criteria has been used in making compensation recommendations for executive officers.

         The Board of Directors has established a bonus program for executive officers of the Company. A bonus pool is established based on the growth of the value of the Company based on an actuarial analysis of the Company's insurance business, targeted general expense levels and targeted rates of return. The bonus pool is allocated to executives involved in marketing based on premium collections, and to other executives based on subjective factors. The first bonus was determined based on Company performance in the period from October 1, 1997 through September 30, 1998. The payment of future bonuses will be at the discretion of the Board of Directors and the bonus program may be canceled or modified at any time.

Submitted by the Company's!Board of Directors:

              Warren I. Hammett                  David A. New, Sr.
              F. Harrell Josey                   David A. New, Jr.
              Frank K. Junkin, Jr.               Paul H. Watson, Jr.
              Jerry C. Stovall

Stockholder Return Performance Presentation

      The following graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Stock Market (US) Index and the NASDAQ Insurance Index from March 31, 1998, through December 31, 1998. The graph assumes reinvestment of dividends, where applicable.



                  Comparison of Cumulative Total Return among the Company, NASDAQ US Index and NASDAQ Insurance Index (1)


                      3/31/98         6/30/98         9/30/98         12/31/98
                      -------         -------         -------         --------

Company(2)            $100.00          $98.31          $91.53          $81.36

NASDAQ                $100.00         $102.90          $93.16         $120.15
US Index

NASDAQ                $100.00          $93.06          $79.40          $86.83
Insurance
Index


(1)   Assumes $100 invested on 3/31/98.
(2) Because the Company's stock is thinly traded, there is no market data available for the Company on 3/31/98, 6/30/98, 9/30/98 or 12/31/98. The
      data reflected is the closing price on 3/19/98, 6/24/98, 9/10/98 and 12/23/98 respectively.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche LLP were the independent accountants for the Company during the most recently completed fiscal year and will serve as the independent accountants for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and will have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

Voting of Proxies

      Shares of Common Stock represented by properly executed proxies, unless previously revoked, will be voted at the meeting in accordance with the instructions thereon. If no direction is indicated, such shares will be voted FOR each nominee and at the discretion of the persons named in the relevant proxy in connection with any other business that may properly come before the meeting. Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in their discretion on such matters.

Voting Securities and Record Date

      Only those stockholders of record on the books of the Company at the close of business on March 22, 1999, shall be entitled to notice of and to vote at the meeting in person or by proxy. On that date, the Company had outstanding of record 1,099,287 shares of Common Stock. A majority of the shares outstanding constitute a quorum. Each share is entitled to one (1) vote.

Vote Required for Approval

      The seven (7) nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

Solicitation of Proxies

      The cost of soliciting proxies from stockholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Annual Report

      The 1998 Annual Report to stockholders of the Company, including audited financial statements of the Company, is enclosed for the information of the stockholders. The Annual Report and financial statements are not a part of the proxy soliciting material.

Stockholder Proposals for the 2000 Annual Meeting

      Any proposal of a stockholder to be presented for action at the Annual Meeting of Stockholders to be held April 25, 2000, must be received at the Company's principal executive offices no later than December 8, 1999, if it is to be included in management's proxy statement.

                         AMERICAN PUBLIC HOLDINGS, INC.
                 2305 Lakeland Drive, Jackson, Mississippi 39208

                                      PROXY
           This Proxy is Solicited on Behalf of the Board of Directors


      The undersigned hereby appoint(s) David A. New, Sr. and Paul H. Watson, Jr., jointly and individually, as Proxies, each with the power to appoint his substitute and hereby authorize(s) them to represent the undersigned, and to vote upon all matters that may properly come before the meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side, with full power to vote, and to cumulate votes on, all shares of Common Stock of American Public Holdings, Inc. held of record by the undersigned on March 22, 1999, at the annual meeting of stockholders to be held on April 27, 1999, or any adjournment(s) thereof. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW AND AT THE DISCRETION OF THE PERSONS NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.


1.  ELECTION OF DIRECTORS        |_|FOR all       |_|WITHHOLD     |_|EXCEPTIONS*
                                    nominees         AUTHORITY
                                    listed           to vote
                                    below.           for all
                                                     nominees
                                                     listed
                                                     below.

The nominees for Director are: Warren I. Hammett, F. Harrell Josey, D.V.M., Frank K. Junkin, Jr., David A. New, Sr., David A. New, Jr., Jerry C. Stovall and Paul H. Watson, Jr.

The Board of Directors recommends a vote "FOR" all nominees.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).

*Exceptions:____________________________________________________________________

Social Security Number:__________________________________________


When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If corporation or partnership, sign in full corporate or partnership name by authorized person.

Signature:_____________________________________________

Signature:_____________________________________________

                        Votes must be  indicated by an (x) in Black or Blue Ink.

Dated:__________________________, 1999

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.